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                                                                    EXHIBIT 10.4


                              NOTICE OF CONVERSION

Micro Therapeutics, Inc. hereby irrevocably exercises the option to convert this Credit Facility Note, or portion hereof below designated (which is One Million Dollars ($1,000,000) or an integral multiple thereof), into shares of Common Stock in accordance with the terms of the Credit Agreement, and represents that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Credit Facility Note representing any unconverted principal amount hereof, will be issued and delivered to the current Holder of the Credit Facility Note.

        Principal amount to be converted (if less than all): $__________

                                       MICRO THERAPEUTICS, INC.

                                       By:   /s/ Harold A. Hurwitz
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                                       Its:  Chief Financial Officer
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